UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the
☒	Definitive Proxy Statement		Commission Only (as permitted
☐	Definitive Additional Materials		by Rule 14a-6(e)(2))
☐	Soliciting Material Pursuant to § 240.14a-12

REXAHN PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

REXAHN PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 14, 2010

TO OUR SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of the Shareholders of Rexahn Pharmaceuticals, Inc. (the “Company”) will be held on June 14, 2010, at 10:00 a.m. (local time), at the corporate headquarters of Rexahn Pharmaceuticals, Inc., located at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850 (the “Annual Meeting”).  The Annual Meeting is called for the following purposes:

1. To elect five (5) directors to a term of one year each, or until their successors have been elected and qualified;

2. To ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010; and

3. To consider and take action upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 14, 2010

Date and Time:	Monday, June 14, 2010 at 10:00 a.m. Eastern Standard Time

Place:	15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850

Items of Business:
1)  To elect five (5) directors to a term of one year each, or until their successors have been elected and qualified;
2)  To ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010; and
3)  To consider and take action upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors recommends that you vote “For” each of the above mentioned proposals

Record Date:	The record date for the determination of shareholders of record entitled to notice and to vote at the Annual Meeting, or any adjournments or postponements thereof, is April 26, 2010.

Internet Availability of Documents:
You may access a copy of the proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 at www.rexahn.com under the “Investor Relations” link and at http://materials.proxyvote.com/761640. On or about April 30, 2010 we will begin mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to shareholders whose shares are registered in the name of a bank or broker that is a client of Broadridge Financial Solutions (“Broadridge”) at the close of business on April 26, 2010.  At the same time we will provide these shareholders with Internet access to our proxy materials and will begin mailing printed copies of the proxy statement to our remaining shareholders. We filed our proxy materials with the Securities and Exchange Commission on April 26, 2010.

Voting
If you are a shareholder whose shares are registered in the name of a bank or broker that is a client of  Broadridge, you may vote in any of the following ways:

1) Electronically at www.proxyvote.com.  You will need to enter your control number in order to vote in this manner.  It can be found in the Notice.
2) By mail.
3) In person.

All other shareholders may vote their proxies by mail or in person or, if their shares are registered in the name of a bank or broker that is not a client of Broadridge, give voting instructions in accordance with such bank or broker's requirements.

The Board of Directors has fixed April 26, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to either vote electronically at www.proxyvote.com or sign, date and return the enclosed proxy card promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors,

/s/ Chang H. Ahn
Chang H. Ahn
Chairman of the Board of Directors

April 26, 2010

REXAHN PHARMACEUTICALS, INC.

15245 Shady Grove Road, Suite 455
Rockville, Maryland 20850
(240) 268-5300

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held June 14, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rexahn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Shareholders to be held at the corporate headquarters of Rexahn Pharmaceuticals, Inc., located at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850, on June 14, 2010, at 10:00 a.m. (local time) and for any postponement, or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Any shareholder giving such a proxy has the power to revoke it at any time before it is voted.  Written notice of such revocation should be forwarded directly to the Secretary of the Company at the above stated address. Attendance at the Annual Meeting will not have the effect of revoking the proxy unless such written notice is given or the shareholder votes by ballot at the Annual Meeting.

As permitted by rules of the Securities and Exchange Commission, we are making this Proxy Statement and annual report available solely on the Internet to shareholders who hold their shares in "street name" with a broker or bank that is a client of Broadridge Financial Services ("Broadridge").  On April 30, 2010, we will begin mailing to these shareholders a Notice of the Internet Availability of Proxy Materials (the “Notice”), which contains instructions on how to access this proxy statement and our annual report online.  If you received a Notice by mail, you will not receive printed copies of our proxy materials in the mail unless you request them.  Instead, the Notice has instructions on how you can access and review all of the important information contained in the proxy statement and annual report through the Internet.  The Notice also contains instructions on how you may submit your proxy through the Internet. If you received a Notice in the mail and would like to receive printed copies of our proxy materials, you should follow the instructions included in the Notice for requesting them.

The Company will mail printed copies of this Proxy Statement and accompanying form of proxy and the annual report to all other shareholders on or about April 30, 2010.

Your vote is important.  Accordingly, we urge you to vote electronically at www.proxyvote.com (if you received the Notice) or to sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting.  If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

The Internet proxy voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their proxy instructions and to confirm that those instructions have been properly recorded.  Shareholders authorizing proxies or directing the voting of shares by the Internet should understand that there may be costs associated with electronic access, such as usage charges from access providers and telephone companies, and those costs must be borne by the shareholder.

Questions  and Answers about the Proxy Materials and Annual Meeting

Q:           Why are these materials being made available to me?

A:           If your shares are held in street name with a bank or broker that is a client of Broadridge, the Board of Directors (the "Board") of Rexahn Pharmaceuticals, Inc. (the "Company") is making these proxy materials available to you solely on the Internet, or sending printed proxy materials to you upon your request, beginning on or about April 30, 2010, in connection with the Annual Meeting and the Board's solicitation of proxies in connection with the Annual Meeting.  The Annual Meeting will take place at 10:00 a.m. local time on Monday, June 14, 2010 at the Company's corporate offices, 15245 Shady Grove Road, Suite 455, Rockville, MD 20850.  The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process and certain other required information.  The Company's 2009 Annual Report to Shareholders is also available to these  shareholders on the Internet and a printed copy will be mailed to shareholders upon their request.  The Company is mailing printed proxy materials, including the annual report, to all other shareholders.

Q:           Why did I receive a Notice of the Internet Availability of the Company's Proxy Materials (the "Notice"), instead of a full set of printed proxy  materials?

A:           New rules adopted by the Securities and Exchange Commission allow us to provide access to our proxy materials over the Internet instead of mailing a full set of such materials to shareholders.  We have sent the Notice only to the shareholders whose shares are registered in the name of a bank or broker that is a client of Broadridge.  These shareholders may access our proxy materials over the Internet using the directions set forth in the Notice and, by following the instructions in the Notice, these shareholders may request that a full set of printed proxy materials be sent to them.  We have chosen to send the Notice to these shareholders, instead of automatically sending a full set of printed copies to all shareholders because Broadridge has the capability to provide this service and we can reduce the impact of printing our proxy materials on the environment and save on the costs of printing and mailing incurred by the Company.  We are sending printed proxy materials to all other shareholders.

Q:           How do I access the Company's proxy materials online?

A:           The Notice provides instructions for accessing the proxy materials for the Annual Meeting over the Internet, and includes the Internet address where those materials are available.  The Company's proxy statement for the Annual Meeting and 2009 Annual Report to Shareholders can also be viewed on the Company's website at www.rexahn.com.

Q:           If I received a Notice, how do I request a paper copy of the proxy materials?

A:           With respect to the shareholders who receive a Notice, paper copies of the Company's proxy materials will be made available at no cost to you, but they will only be sent to you if you request them.  To request a paper copy of the proxy materials follow the instructions on the Notice which you received.  You will be able to submit your request for copies of the proxy materials by sending an email to the email address set forth in the Notice, by going to the Internet address set forth in the Notice or by calling the phone number provided in the Notice.

Q:           What shares owned by me can be voted?

A:           All shares of the Company's common stock, par value $0.0001 per share ("Common Stock") owned by you as of April 26, 2010, the record date, may be voted by you.  Each share of Common Stock is entitled to one vote.  These shares include those (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:           What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:           Many of the Company's shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the shareholders of record.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company's Transfer Agent ("Transfer Agent"), you are considered, with respect to those shares, the shareholder of record.  As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the shareholder of record.  As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee.  Your broker or nominee has provided voting instructions for you to use.  If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

Q:           Effect of Not Casting Your Vote

A:           If you hold your shares in street name in a brokerage account, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal No.1 of this proxy statement).  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your broker was allowed to vote those shares on your behalf in the election of Directors as it felt appropriate.  Recent changes in regulations have taken away the ability of your broker to vote your uninstructed shares in the election of Directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of Directors, no votes will be cast on your behalf.  Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company's independent registered public accounting firm (Proposal No. 2 of this proxy statement).

If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.  If you are a shareholder of record and you properly sign and return your proxy card, your shares will be voted as you direct.  If no instructions are indicated on such proxy and you are a shareholder of record, shares represented by the proxy will be voted FOR the selection of directors and FOR the ratification of the appointment of ParenteBeard LLC as the Company's independent registered public accounting firm for the year ending December 31, 2010.

Q:           What is the record date?

A:           The record date is April 26, 2010.  Only holders of common stock of record as of the close of business on this date will be entitled to vote at the Annual Meeting.

Q:           How many shares are outstanding?

A:           As of April 26, 2010, the Company had approximately 75,172,822 shares of common stock outstanding.

Q:           What am I voting on?

A:           You are being asked to vote on the election of five (5) directors to the terms described in the Proxy Statement and the ratification of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

Q:           How do I vote?

A:           You may vote electronically if you received the Notice or by mail or in person at the Annual Meeting.  To vote electronically, please go to www.proxyvote.com.  You will then be prompted to enter your control number which was previously assigned to you. To vote by mail, please sign your proxy card and mail it in the enclosed, prepaid and addressed envelope.  We will pass out written ballots to anyone who is eligible to vote at the Annual Meeting.  If you hold your shares through a brokerage account (street name), you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.

Q:           What does it mean if I receive more than one proxy card?

A:           It means that you have multiple accounts at the transfer agent and/or with stockbrokers.  Please sign and return all proxy cards to ensure that all your shares are voted.

Q:           How many votes do you need to hold the meeting?

A:           Forty percent either in person or by proxy, of the Company’s issued and outstanding shares of common stock as of the record date must be present at the meeting in order to hold the Annual Meeting and conduct business.  This is called a quorum.

Q:           What if I abstain from voting?

A:           Abstentions with respect to a proposal are counted as present or represented by proxy for purposes of establishing a quorum.  If a quorum is present, abstentions have no effect on the outcome of the vote for directors, but will count as a vote against the ratification of the Company’s independent auditors.

Q:           How many votes must the nominees have to be elected?

A:           In order for a director to be elected, he must receive the affirmative vote of a plurality of the shares voted. In other words, the five nominees who receive the most number of votes cast will be elected.

Q:           Where can I find the voting results of the Annual Meeting?

A:           We will announce the voting results at the Annual Meeting.  We will also publish the results in a current report on Form 8-K within four business days after the date of the Annual Meeting.  We will file that report with the Securities and Exchange Commission (“SEC”), and you can get a copy:

•	by contacting Rexahn’s corporate offices via phone at (240) 268-5300 or by e-mail at ir@rexahn.com; or

•	through the SEC’s EDGAR system at www.sec.gov or by contacting the SEC’s public reference room at 1-800-SEC-0330

VOTING SECURITIES

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we are sending to the shareholders whose shares are registered in the name of a bank or broker that is a client of Broadridge the Notice of the Internet Availability of the Company's Proxy Materials (the “Notice”). Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, these shareholders may request to receive proxy materials in printed form by mail. We are sending printed proxy materials to our shareholders who are not sent the Notice.

If you have received a Notice, you can view the proxy materials for the Annual Meeting on the Internet at www.rexahn.com under the “Investor Relations” link or www.proxyvote.com/761640.  In order to vote, please go to www.proxyvote.com. Please have your 12 digit control number available. Your 12 digit control number can be found on your Notice. Our proxy materials are also available on our website at www.rexahan.com under “Investor Relations”.

Whether you hold shares directly as a registered shareholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. You will be able to do this by using the Internet or, if you received a printed set of the proxy materials, by mail.

If you have Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may do this by signing and submitting a new proxy card with a later date; by voting by using the Internet, which must be completed by 11:59 p.m. Eastern Time on June 13, 2010; or by attending the Annual Meeting and voting in person. Attending the Annual Meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm (i.e, in street name), you will need to request a proxy from the bank or broker and bring it with you to vote at the Annual Meeting.

If you properly sign and return your proxy card or complete your proxy via the Internet, your shares will be voted as you direct. IF NO INSTRUCTIONS ARE INDICATED AND YOU ARE A SHAREHOLDER OF RECORD, THE COMMON STOCK REPRESENTED THEREBY WILL BE VOTED (i) FOR the election of Directors and (ii) FOR the ratification of the appointment of ParenteBeard LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

The proposal to approve the appointment of independent auditors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Annual Meeting. In contrast, the election of Directors is a "non-discretionary" item. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on it. These so-called "broker non-votes" will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the election of Directors.

Holders of record of shares of the Company’s common stock, par value $.0001 per share, as of the close of business on April 26, 2010 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting on all matters.  Each outstanding share of common stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting.  Forty percent of the issued and outstanding shares of common stock represented at the Annual Meeting, in person or by proxy, shall constitute a quorum.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.  Assuming a quorum is present, the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect the director nominees. Abstentions and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is necessary to ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.  Thus, an abstention from voting on this proposal will have the same legal effect as a vote “against” the proposal.

The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed Notice of Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The table below sets forth the beneficial ownership of common stock as of April 26, 2010 by the following individuals or entities:

•	each person, or group of affiliated persons, known to us to own beneficially own 5% or more of the outstanding common stock;

•	each director;

•	each executive officer; and

•	all of the directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC.  Except as indicated by footnote and subject to community property laws where applicable, each person or entity named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by him, her or it.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that will be subject to options held by that person that are exercisable as of April 26, 2010, or will become exercisable within 60 days thereafter are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

	Shares of Rexahn Pharmaceuticals Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares		Percentage
Directors and Executive Officers*:
Chang H. Ahn	12,671,500	(1)	16.86%
Charles Beever	90,000	(2)	Less than 1%
Kwang Soo Cheong	83,000	(3)	Less than 1%
Tae Heum Jeong	1,330,000	(4)	1.77%
Y. Michele Kang**	135,000	(5)	Less than 1%
David McIntosh	230,600	(6)	Less than 1%
Freddie Ann Hoffman**	61,000	(7)	Less than 1%
Rakesh Soni	167,700	(8)	Less than 1%
All executive officers and directors as a group (8 persons)	14,768,800		19.65%

Holders of more than 5% of shares:
Rexgene Biotech Co., Ltd.***	5,451,147	(9)	7.25%
Chong Kun Dang Pharmaceutical Corp.****	3,000,000	(9)(10)	3.99%
KT&G Corporation*****	6,143,431	(9)	8.17%
____________________________________________________________________________
*	c/o Rexahn Pharmaceuticals, Inc., 15245 Shady Grove Road, Suite 455, Rockville, MD 20850.

**	Director not standing for re-election at our Annual Meeting

***	9F Wooyoung Venture Bldg. 1330-13, Seocho-dong, Seocho-gu, Seoul 137-070, Korea.

****	368, 3 ga, Chungjeong-ro, Seodaemun-gu, Seoul 120 756, Korea.

*****	100 Pyongchon dong, Daedeog gu, Daejeon 306 130, Korea.

(1)
Includes Dr. Ahn’s options to purchase 1,150,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010, 500,000 shares held by Dr. Ahn’s wife, Inok Ahn, and Mrs. Ahn’s options to purchase 501,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.  Excludes 2,740,000 shares of common stock held in the Ahn Descendants Trust as to which Dr. Ahn disclaims beneficial ownership.

(2)	Includes Mr. Beever's options to purchase 80,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.

(3)	Includes Dr. Cheong's options to purchase 80,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.

(4)	Includes Mr. Jeong’s options to purchase 825,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.

(5)	Includes Ms. Kang's options to purchase 125,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.

(6)	Includes Mr. McIntosh’s options to purchase 225,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.

(7)	Includes Dr. Hoffman's options to purchase 60,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.

(8)	Includes Mr. Soni's options to purchase 165,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 26, 2010.

(9)
The Board of Directors of directors of each of Rexgene, Chong Kun Dang and KT&G, each a Korean corporation, have sole voting and sole investment power as to the shares owned by their respective corporations.

(10)
Includes 750,000 shares of common stock held by Kyungbo Pharm, a subsidiary of Chong Kun Dang. Excludes 2,000,000 shares of common stock held by Jang-Han Rhee, Chief Executive Officer of Chong Kun Dang and a former director of the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

Five (5) director nominees are seeking to be elected at the Annual Meeting to serve a one-year term until the next Annual Meeting in 2011:  Chang H. Ahn, Charles Beever, Kwang Soo Cheong, Tae Heum Jeong and David McIntosh.  All of the nominees currently serve as directors of the Company.  All nominees have consented to being named in this Proxy Statement and to serve if elected.  The Board of Directors will have two vacancies which it may fill at a later date.

The Board of Directors recommends that the nominees listed above be elected as directors of the Company.  The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote (unless authority has been withdrawn) for the election of such person or persons as shall be designated by management.

The following table sets forth the names, ages and positions of our nominees for directors and officers.  All of the director nominees are currently members of our Board of Directors.

Name	Age	Position
Dr. Chang H. Ahn	58	Chairman of the Board of Directors, Chief Executive Officer and Director
Charles Beever	57	Director
Kwang Soo Cheong	49	Director
David McIntosh	51	Director
Tae Heum Jeong	39	Chief Financial Officer, Secretary and Director
Rakesh Soni	54	President and Chief Operating Officer

Chang H. Ahn.  Dr. Ahn has served as Chairman of the Board of Directors, Chief Executive Officer and a Director since May 2005.  Dr. Ahn served as Chairman and Chief Executive Officer of Rexahn, Corp from its incorporation in March 2001 to May 2005.  From 1988 to 2001, Dr. Ahn held dual positions as both Expert Regulatory Pharmacologist and Lab Head at the FDA's Center for Drug Evaluation and Research.  Prior to joining the FDA in 1988, Dr. Ahn carried out cancer research at the National Cancer Institute, as well as at Emory University's School of Medicine.  In 2003 and 2004, Dr. Ahn organized and chaired the U.S.-Korea Bio Business and Partnership Forum, for which the State of Maryland and Montgomery County are partners.  He also served as president of the Society of Biomedical Research from 2000 to 2003.  Dr. Ahn holds a Ph.D. in pharmacology from Ohio State University.  He also holds two B.S. degrees in pharmacy from Creighton University and Seoul National University.  Dr. Ahn's expertise in the development and evaluation of new drugs and applicable regulatory frameworks provide technical experience in the bioscience industry to the Board of Directors.

Charles Beever.  Mr. Beever has served as a director since May 2006.  He is a Vice President of Booz & Company, Inc., of the successor companies to Booz Allen & Hamilton, Inc. where he was a Vice President from October 1993 to July 2008.  Prior to being elected Vice President, he served as staff member and Engagement Manager at Booz Allen Hamilton from January 1984 to October 1993.  Prior to joining Booz Allen Hamilton, Mr. Beever served as Plant Production Manager from October 1981 to January 1984, Industrial Engineering Manager from June 1979 to October 1981 and Production Supervisor from July 1978 to June 1979 at McGraw-Edison Company.  Mr. Beever holds a B.A. in Economics from Haverford College, where he was elected to Phi Beta Kappa, and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Beever contributes extensive managerial and business experience to the Board of Directors.

Kwang Soo Cheong.  Dr. Cheong has served as a director since May 2006.  He is a faculty member at the Department of Finance of the Johns Hopkins University Carey Business School (Assistant Professor: 2001-2005 & Associate Professor: 2006 to date).  Dr. Cheong was an Assistant Professor of Economics at the University of Hawaii from 1994 to 2001, and he was a lecturer at the Department of Economics of Stanford University from 1993 to 1994.  During the summer of 1995, Dr. Cheong was a Visiting Fellow in the Taxation and Welfare Division at the Korea Development Institute in Korea.  Dr. Cheong holds a B.A. in Economics and an M.A. in Economics from Seoul National University, and a Ph.D. in Economics from Stanford University.  Dr. Cheong's distinguished academic career focused on finance and economics which contributes to the Board's perspective.

Tae Heum Jeong.  Mr. Jeong has served as Chief Financial Officer and Secretary since May 2005 and as a director since June 2005.  Mr. Jeong served as Chief Financial Officer of Rexahn, Corp from December 2002 to May 2005.  From 1997 to November 2002, Mr. Jeong served as a senior investment manager at Hyundai Venture Investment Corporation, a venture capital firm where he managed the biotech investment team.  He was also a committee member of the Industrial Development Fund of Korea's Ministry of Commerce, Industry and Energy from 2000 to 2002.  Mr. Jeong holds an M.S. in Finance from Johns Hopkins University, and a B.S. and an M.S., in Chemistry, from POSTECH.  Mr. Jeong brings to the Board of Directors his extensive experience in the financial, investment and business aspects of bioscience businesses.

David McIntosh.  Mr. McIntosh has served as a director since May 2005.  Mr. McIntosh served as a director of Rexahn, Corp from March 2004 to May 2005.  He has been a partner at Mayer Brown LLP (law firm) since 2001.  Mr. McIntosh was a member of the United States House of Representatives, representing the 2nd District of Indiana from 1995 to 2001.  From 1993 to 1994, he was a director of the Hudson Institute Competitiveness Center.  He served on President Bush's Council on Competitiveness as Executive Director from 1989 to 1993.  He also served as the Special Assistant to President Reagan for Domestic Affairs from 1987 to 1989 and was the Special Assistant to the Attorney General of the United States from 1986 to 1987.  Mr. McIntosh received a B.A. from Yale College and a J.D. from the University of Chicago Law School.  Mr. McIntosh's experience in law and politics brings a unique perspective to the Board of Directors.

Rakesh Soni.  Mr. Soni has served as President and Chief Operating Officer of Rexahn since August 2009. Mr. Soni served as Chief Business Officer from July 2008 to August 2009.  He joined Rexahn with over 20 years of sales, marketing, product planning and business development experience in the pharmaceutical industry. Prior to joining Rexahn, Mr. Soni held several leadership roles at Otsuka America Pharmaceuticals, Inc., with responsibility for commercial development, corporate strategy and execution of licensing and acquisition of therapeutics, diagnostics and medical devices. Previously, he has held a variety of management positions at Novartis and Schering-Plough. Mr. Soni has a BS from University of Wisconsin, Madison and an MBA from Fairleigh Dickinson University.

Independence

The Board of Directors has determined that Messrs. Beever and McIntosh, Dr. Cheong, and Dr. Hoffman, constituting a majority of the Board of Directors members, are “independent directors” as that term is defined in the listing standards of the NYSE Amex, as applicable and as may be modified or supplemented.  We have determined that neither Dr. Ahn nor Mr. Jeong are “independent directors” as that term is defined in the listing standards of the NYSE Amex, as applicable and as may be modified or supplemented, because Dr. Ahn is the Chief Executive Officer of the Company and Mr. Jeong is the Chief Financial Officer of the Company.  We have determined that Ms. Kang is not an “independent director” as that term is defined in the listing standards of the NYSE Amex, as applicable and as may be modified or supplemented, solely as a result of the transaction relating to her consulting agreement described in more detail in the section titled “Certain Relationships and Related Transactions.”  Dr. Hoffman and Ms. Kang are not standing for re-election at the Annual Meeting.

Board Leadership Structure

Our Board does not have a policy on whether the role of Chairman and Chief Executive Officer (CEO) should be separate or combined, but believes that the most effective leadership structure for us at this time is to have these roles combined.  Given our size, we believe having a single leader for both the Company and the Board of Directors eliminates duplication of effort and efficiency while providing clear leadership for our Company.  The Company does not have a lead independent director; however, four out of seven of our current directors are independent and each of our standing committees (Audit, Nominating and Corporate Governance and Compensation) is comprised solely of independent directors.  We believe this structure provides adequate oversight of Company operations by our independent directors in conjunction with our Chairman/CEO.

Our Audit Committee is responsible for overseeing risk management and management reports to the Audit Committee on matters relating to risk management and the Audit Committee and management communicate directly with the full Board on these matters.

Board of Directors and Board of Directors Meetings

The Board of Directors of the Company held 8 meetings during the fiscal year ended December 31, 2009. Each current director attended 75% or more of the meetings of the Board of Directors and committees of which they were members during the period in which he or she served as a director during the fiscal year ended December 31, 2009.

Any shareholder who wishes to send any communications to the Board of Directors or to individual directors should deliver such communications to the Company’s executive offices, 15245 Shady Grove Road, Suite 455, Rockville, MD 20850, ATTN: Corporate Secretary (secretary@rexahn.com).  Any such communication should indicate whether the communication is intended to be directed to the entire Board of Directors or to a particular director(s), and must indicate the number of shares of common stock beneficially owned by the shareholder.  The Secretary will forward appropriate communications to the Board of Directors and/or the appropriate director(s).  Inappropriate communications include correspondence that does not relate to the business or affairs of the Company or the functioning of the Board of Directors or its committees, advertisements or other commercial solicitations or communications, and communications that are frivolous, threatening, illegal or otherwise not appropriate for delivery to directors.

Members of our Board of Directors are encouraged to attend the Annual Meeting of Shareholders if they are available.  All members of our Board of Directors attended the Annual Meeting held in 2009.

Board of Directors Committees

The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which is composed of three members.

Audit Committee

The Audit Committee Charter provides that such committee, among other things:

•	appoints or replaces and oversees our independent auditors and approves all audit engagement fees and terms;

•
preapproves all audit (including audit-related) services, internal control-related services and permitted non-audit services (including fees and terms thereof) to be performed for us by our independent auditors;

•	reviews and discusses with our management and independent auditors significant issues regarding accounting and auditing principles and practices and financial statement presentations;

•
reviews and approves our procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters; and

•	reviews and oversees our compliance with legal and regulatory requirements.

Kwang Soo Cheong, Charles Beever and David McIntosh served as members of our Audit Committee.  Dr. Cheong serves as Chair of the Audit Committee and as the Audit Committee's audit committee financial expert.  Each of the current members meets the criteria for independence required by NYSE Amex and Rule 10A-3 under the Exchange Act.  During the year ended December 31, 2009, the Audit Committee met four times.  A copy of the Audit Committee Charter is available on our website at www.rexahn.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee Charter provides that such committee, among other things:

•	reviews, evaluates and seeks out candidates qualified to become Board of Directors members;

•	reviews committee structure and recommends directors for appointment to committees;

•	develops, reevaluates (not less frequently than every three years) and recommends the selection criteria for Board of Directors and committee membership;

•	establishes procedures to oversee evaluation of our Board of Directors, its committees, individual directors and management; and

•	develops and recommends guidelines on corporate governance.

Charles Beever, David McIntosh and Freddie Ann Hoffman served as members of our Nominating and Corporate Governance Committee.  Mr. Beever serves as Chair of the Nominating and Corporate Governance Committee.  Each of the current members meets the criteria for independence required by NYSE Amex.

The Committee reviews, evaluates and seeks out candidates qualified to become Board of Directors members.  Our Board of Directors currently includes individuals with a diversity of experience, including scientific, business, financial and academic backgrounds.  However, while diversity relating to background, skill, experience and perspective is one factor considered in the nomination process, the Company does not have a formal policy relating to diversity.  Nominations may be submitted by Directors, officers, employees, shareholders and others for recommendation to the Board of Directors.  In fulfilling this responsibility, the Committee also consults with the Board of Directors and the chief executive officer concerning director candidates.  While we do not have in place formal procedures by which shareholders may recommend director candidates to the Committee, shareholders may communicate with the members of the Board of Directors, including the Committee, by writing to the Secretary of the Board of Directors at our headquarters address.  In addition, our amended By-Laws establish a procedure with regard to shareholder proposals for the annual meeting of shareholders, including nominations of persons for election to the Board of Directors.  Because shareholders have an adequate opportunity to recommend nominees for directors, we believe that formal procedures are not necessary.  During the year ended December 31, 2009, the Nominating and Corporate Governance Committee did not meet. A copy of the Nominating and Corporate Governance Charter is available on our website at www.rexahn.com.

Compensation Committee

The Compensation Committee Charter provides that such committee, among other things:

•	fixes salaries of executive officers and reviews salary plans for other executives in senior management positions;

•	reviews and makes recommendations with respect to the compensation and benefits for non-employee directors, including through equity-based plans;

•	evaluates the performance of our CEO and other senior executives and assists the Board of Directors in developing and evaluating potential candidates for executive positions; and

•	administers our incentive compensation, deferred compensation and equity-based plans pursuant to the terms of the respective plans.

David McIntosh, Charles Beever, and Kwang Soo Cheong serve as members of our Compensation Committee.  Mr. McIntosh serves as Chairman of the Compensation Committee.  Each of the members meets the criteria for independence required by NYSE Amex.  During the year ended December 31, 2009, the Compensation Committee met two times. A copy of the Compensation Committee Charter is available on our website at www.rexahn.com.

The Board of Directors recommends a vote FOR the approval of the persons named above be elected as directors of the Company.

PROPOSAL 2

RATIFICATION
OF THE APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote for the ratification of the appointment of ParenteBeard LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  ParenteBeard LLC has no direct or indirect financial interest in the Company.  A representative of ParenteBeard LLC is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

If the shareholders do not ratify this appointment, the Audit Committee may consider other independent public accountants or continue the appointment of ParenteBeard LLC.

Fees

The following table presents fees for professional audit services rendered by our independent registered public accounting firm for the audits of the Company's annual financial statements for the years ended December 31, 2009 and 2008, respectively.1

	2009		2008
Audit Fees	$88,500		$125,000	2
Audit-Related Fees	22,000	3	-
Tax Fees	-		-
All Other Fees	-		-

1. For the year ended December 31, 2008, the fees for the quarterly reviews were paid to Lazar Levine & Felix LLP and the remaining fees were paid to ParenteBeard LLC which acquired the assets of Lazar Levine & Felix LLP in 2009.
2. Audit Fees relate to the audit of the Company's financial statements, reviews of certain financial statements included in the Company's quarterly reports on Form 10-Q and the audit of internal controls over financial reporting.
3. Audit-Related Fees relate to additional audit fees for audit work related to the issuance of units during the year

All audit and non-audit services to be performed by the Company's independent accountant must be approved in advance by the Audit Committee. The Audit Committee may delegate to one member of the Committee the authority to grant pre-approvals with respect to non-audit services. For audit services, each year the independent accountant provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent accountant also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

Change in Principal Independent Registered Accounting Firm

On February 19, 2009, Lazar Levine & Felix LLP (“Lazar”) notified the Company that its assets were purchased by ParenteBeard LLC (“Parente”).  Because of the sale of assets, Lazar had to resign as the Company’s principal accounting firm.

Parente’s report on the Company’s financial statements for the years ended December 31, 2009 and 2008 and Lazar’s reports on the Company’s financial statements for the years ended December 31, 2007 and 2006 did not contain any adverse, qualified, or modified opinions or disclaimers of opinion. Additionally, Parente’s report on the Company’s financial statement for the year ended December 31, 2008 and Lazar’s reports on the Company’s financial statements for the years ended December 31 2007 and 2006 were not qualified or modified as to uncertainty, audit scope, or accounting principles.  The resignation of Lazar was not recommended or approved by the audit committee or Board of Directors of the Company.  On February 20, 2009, the Company engaged Parente. The decision to engage Parente was approved by the audit committee of the Company.

During the Company’s two most recent fiscal years and all subsequent interim periods preceding Lazar’s resignation, there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Lazar, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s two most recent fiscal years and all subsequent interim periods preceding the resignation of Lazar: (A) Lazar never advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist; (B) Lazar never advised the Company that information had come to its attention that had led it no longer to be able to rely on the Company’s management's representations, or that had made it unwilling to be associated with the financial statements prepared by management; (C) Lazar never advised the Company of the need to expand significantly the scope of its audit, or that information has come to its attention that if further investigated might: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements); or (ii) cause it to be unwilling to rely on the Company’s management's representations or be associated with the our financial statements; and the resignation of Lazar has not prevented the expansion of scope of any audit or investigation; or Lazar never advised the Company that information had come to its attention that materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Lazar's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); and the resignation of Lazar did not result in the failure to resolve any issue concerning a previously-issued audit report or financial statement.

On February 20, 2009, the Company engaged Parente as its independent principal accountant to audit its financial statements.

During the Company’s two most recent fiscal years, including all subsequent interim periods prior to engaging Parente, the Company did not consult Parente regarding any of the following matters: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Parente concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v)).

On February 27, 2009, the Company filed a report on Form 8-K reporting the resignation of Lazar and engagement of Parente, which was amended by Amendment No. 1 to Form 8-K filed on March 2, 2009.  A letter addressed to the Securities and Exchange Commission stating that Lazar agrees with the statements made by the Company was included as Exhibit 16.1.

The Board of Directors recommends a vote FOR the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors of the Company has appointed an Audit Committee composed of three directors, each of whom meets the independence, qualification and experience requirements under the listing standards of NYSE Amex, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and applicable rules of the Securities and Exchange Commission, in each case as may be modified or supplemented.  The Board of Directors has adopted a written charter for the Audit Committee.  A copy of the Charter is available on the Company's website at www.rexahn.com.

The Audit Committee’s responsibility is to provide assistance and guidance to the Board of Directors in fulfilling its oversight responsibilities to the Company’s shareholders with respect to (1) the Company’s corporate accounting and reporting practices, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence (4) the quality and integrity of the Company’s financial statements and reports, (5) reviewing and approving all audit engagement fees and terms, as well as all non-audit engagements with the independent auditors, and (6) producing this report.  The Audit Committee members are not professional accountants or auditors and these functions are not intended to replace or duplicate the activities of management or the independent auditors. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting.  Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. ParenteBeard LLC, the Company’s independent auditors, are responsible for planning and carrying out an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the Company’s internal control over financial reporting, expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles as well as the effectiveness of the Company’s internal control over financial reporting, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviewed and discussed the Company’s audited financial statements with both management and with the Company’s independent registered auditors for 2009.

The Audit Committee had discussions with ParenteBeard LLC regarding the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board of Directors (the "PCAOB") in Rule 3200T.

The Audit Committee received from ParenteBeard LLC the written disclosures and the letter required by Independence Standards Board of Directors Standard No. 1, Independence Discussions with Audit Committees, as adopted by the PCAOB in Rule 3600T, and had discussions with ParenteBeard LLC regarding their independence.

Both the company’s management and auditors responded appropriately to issues raised by the Audit Committee.  Based on the review and discussions referred to above, the Audit Committee determined that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

By the Audit Committee:

Kwang Soo Cheong (Chairman)
Charles Beever
David McIntosh

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth the annual and long-term compensation, from all sources, of the three most highly paid officers of the Company for services rendered in all capacities to Rexahn for the fiscal years ended December 31, 2009, and December 31, 2008, except as noted below.  The compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees.

Summary Compensation Table

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Total ($)

Chang H. Ahn	2009	341,098	35,900	-	92,508	469,506
Chairman of the Board of Directors and Chief Executive Officer	2008	335,280	-	-	-	335,280

Tae Heum Jeong	2009	169,494	20,900		46,254	236,648
Chief Financial Officer	2008	151,135	-	-	-	151,135

Rakesh Soni	2009	217,308	25,900		140,454	383,662
President and Chief Operating Officer (1)	2008	80,104	-	-	23,550	103,654

(1)	Mr. Soni’s employment with the Company began on July 14, 2008.

Employment Agreements

On August 10, 2009, Rexahn Pharmaceuticals, Inc. (“Rexahn” or the “Company”) entered into separate employment agreements with Dr. Chang Ho Ahn, its Chairman of the Board and Chief Executive Officer; Rakesh (Rick) Soni, its President and Chief Operating Officer; and Tae Heum (Ted) Jeong, its Senior Vice President, Chief Financial Officer and Secretary.

Each of the employment agreements is on the same terms except as regards the base salaries and titles of the three executives, and the persons to whom they will report.  Dr. Ahn’s agreement provides for a base salary of $350,000 per annum, and that he will report to the Company’s Board of Directors; Mr. Soni’s agreement provides for a base salary of $250,000 per annum, and that he will report to the Chief Executive Officer; and Mr. Jeong’s agreement provides for a base salary of $200,000 per annum, and that he will report to the Chief Executive Officer.  The other principal terms of each of the agreements are described below.

Each agreement is for a term of three years.  In addition to the base salaries described above, the agreements provide that each executive may receive an annual cash bonus and an annual option grant in such amounts, if any, as determined by the Compensation Committee of the Board of Directors. Any such cash bonus shall be paid to the executive within 60 days after the date the Compensation Committee determines to award such bonus.  In order to receive any such cash bonus, the executive must be actively employed by the Company on the date on which such bonus is scheduled to be paid. The agreements also provide that upon the occurrence of any of the following events, the Compensation Committee will meet and determine in its discretion whether the executive should be entitled to receive an additional bonus in consideration of his role in bringing about such events:

•	the completion by the Company of a successful end-of-Phase 2 meeting with the Food and Drug Administration for any drug candidate;

•	the completion by the Company of pivotal trials of any drug candidate;

•	the filing by the Company of a New Drug Application with the Food and Drug Administration with respect to any drug candidate;

•	the approval by the Food and Drug Administration of a New Drug Application filed therewith by the Company with respect to any drug candidate;

•	the receipt by the Company of additional equity or debt financing; or

•	the execution by the Company of an agreement that may lead to no payment to the Company of up-front or milestone payments.

The agreements entitle each executive to receive customary benefits applicable to Rexahn’s other executive level employees, and in addition to receive term life insurance coverage in an amount equal to two times base salary, for which the Executive may designate the beneficiary.

Upon a termination of their employment, the executives will be entitled to receive the following compensation from the Company:

•
If the executive’s employment is terminated as a result of his death, disability, for cause by the Company, or without good reason by the executive, then the executive will be entitled to receive the base salary to which he is otherwise entitled for the period ending on the termination date and for any accrued but unused vacation days as of the termination date.

•
If the executive’s employment is terminated for any other reason, but not following a change of control, then the executive will be entitled to receive the base salary to which he is otherwise entitled for the period ending on the termination date and for any accrued but unused vacation days as of the termination date and an amount equal to his then current base salary for the period beginning on the termination date ending upon the last day of the employment term.

If the executive’s employment is terminated by the Company without cause (and not as a result of death or a disability) and such termination date falls within the one-year period immediately following a change of control (as defined in the Company’s Stock Option Plan), then the executive will be entitled to receive the base salary to which he is otherwise entitled for the period ending on the termination date and for any accrued but unused vacation days as of the termination date; an amount equal to the greater of (x) twice his then current base salary and (y) his then current base salary for the period beginning on the termination date ending upon the last day of the employment term; and a pro-rata portion of the bonus to which he otherwise might have been entitled, assuming for such purposes that the executive would have received a bonus for that fiscal year equal to one-half of his then current base salary.  Following a change in control termination, the executive must in good faith seek other employment in a position comparable to his former position with the Company.  The payment obligations of the Company will be reduced on a dollar-for-dollar basis by the amount of any payments and the value of any benefits received by the executive for services rendered to any other party during the one-year period following the date of his change of control.  Immediately prior to a change in control, all options, restricted stock and other equity-based awards granted to the executive by the Company shall become immediately and fully vested and, in the case of stock options, shall remain exercisable for their respective original terms.

Outstanding Equity Awards at Fiscal Year-End

Shown below is information with respect to the unexercised options to purchase Rexahn Pharmaceuticals common stock derived from options to purchase Rexahn common stock granted to the named executive officers in fiscal year 2009 and prior years and held by them at December 31, 2009, after giving effect to the merger exchange ratio of five shares of Rexahn Pharmaceuticals common stock for each share of Rexahn common stock in the merger of Rexahn Pharmaceuticals and Rexahn, Corp in 2005. There were no common stock awards that have not vested or other equity incentive plan awards for each named executive officer outstanding as of the fiscal year ended December 31, 2009.  See "Stock Option Plan."

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Chang H. Ahn	1,000,000	*	-		-	0.80	1/20/2015
	-		500,000	**	-	0.78	12/11/2018
Tae Heum Jeong	150,000	***	-		-	0.24	8/5/2013
	100,000	***	-		-	0.80	8/5/2013
	500,000	*	-		-	0.80	1/20/2015
	-		250,000	**	-	0.78	12/11/2018
Rakesh Soni	-		300,000	****	-	1.29	9/30/2018
	-		250,000	**	-	0.78	12/11/2018

*Represents option awards under the Company's Stock Option Plan which vested 30%, 30% and 40% on 01/20/2006, 01/20/2007 and 01/20/2008, respectively.

**Represents option awards under the Company's Stock Option Plan which will vest 30%, 30% and 40% on 12/11/2009, 12/11/2010 and 12/11/2011, respectively.

***Represents option awards under the Company's Stock Option Plan which vested 30%, 30% and 40% on 12/01/2003, 12/01/2004 and 12/01/2005, respectively.

****Represents option awards under the Company's Stock Option Plan which will vest 30%, 30% and 40% on 09/30/2009, 09/30/2010 and 09/30/2011, respectively.

Director Compensation

The table below sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2009.

Director Compensation

Name	Fees Earned Or Paid In Cash ($)	Stock Awards ($)	Option Awards* ($)		Total ($)
Charles Beever	7,000	-	20,133	(1)	27,133
Kwang Soo Cheong	7,000	-	20,133	(2)	27,133
Y. Michele Kang	4,000	-	20,133	(3)	24,133
David McIntosh	6,500	-	20,133	(4)	26,633
Freddie Ann Hoffman	4,500	-	20,133	(5)	24,633
______________________________
*	Grant date for value computed in accordance with FASB ASC Topic 7/8

(1) As of December 31, 2009, Mr. Beever had 80,000 option awards outstanding.
(2) As of December 31, 2009, Dr. Cheong had 80,000 option awards outstanding.
(3) As of December 31, 2009, Ms. Kang had 230,000 option awards outstanding.
(4) As of December 31, 2009, Mr. McIntosh had 225,000 option awards outstanding.
(5) As of December 31, 2009, Dr. Hoffman had 60,000 option awards outstanding.

Our non-employee director compensation policy is as follows:

(a)	each of the non-employee directors of the Company will receive 20,000 options to purchase shares of the common stock of the Company for each year he or she serves on the Board of Directors; and

(b)	each of the non-employee directors of the Company will be compensated for their service on the Board of Directors and the Committees as set forth on the following chart:

Position	Compensation
Director	$1,000 per Board of Directors meeting and limited to maximum of $4,000 per annum
Audit Committee (Chairman)	$1,000 per meeting and limited to maximum of $3,000.00 per annum
Audit Committee (Member)	$500 per meeting and limited to maximum of $1,500.00 per annum
Compensation Committee (Chairman)	$1,000 per meeting and limited to maximum of $2,000.00 per annum
Compensation Committee (Member)	$500 per meeting and limited to maximum of $1,000.00 per annum
Nominating and Corporate Governance Committee (Chairman)	$500 per meeting and limited to maximum of $1,000.00 per annum
Nominating and Corporate Governance Committee (Member)	$500 per meeting and limited to maximum of $1,000.00 per annum

Directors who are officers of the Company receive no compensation for the Board of Directors related work.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2009, about shares of our common stock that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or directors under all of our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,715,795	$0.99	8,942,500

Equity compensation plans not approved by security holders

Total	7,715,795	$0.99	8,942,500

Stock Option Plan

In July 2003 the Board of Directors adopted, and in August 2003 our shareholders approved, the Rexahn stock option plan.  In connection with the Merger, we assumed the plan and converted all outstanding options to purchase Rexahn common stock into options to purchase Rexahn Pharmaceuticals common stock.  The number of shares subject to the converted options was multiplied by five and the exercise price per share was divided by five.

The plan permits grants to be made from time to time as non-qualified stock options or incentive stock options.

Administration.  The plan is currently administered by our Compensation Committee.  In order to meet the requirements of the rules under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all future grants under the plan will be made by a committee whose members are "non-employee directors" as defined for purposes of Section 16 of the Exchange Act and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Participation.  The persons to whom grants are made under the plan will be selected from time to time by the stock option committee in its sole discretion from among our employees, officers, directors and consultants.

Shares Subject to Stock Option Plan.  The plan authorizes the issuance or delivery of an aggregate of 17,000,000 shares of common stock.  Shares of common stock subject to the unexercised, undistributed or unearned portion of any terminated or forfeited grant under the plan will be available for further awards.

Stock Options.  The plan authorizes grants of stock options, which may be either incentive stock options eligible for special tax treatment or non-qualified stock options.  Incentive stock options may be granted only to our employees.

Under the provisions of the plan authorizing the grant of stock options:

•
the option price will be determined by the stock option committee; provided, however, that the option price for an incentive stock option may not be less than 100% of the fair market value of the shares of our common stock on the date of grant (110% for grants to an optionee owning more than 10% of our total combined voting power);

•
the term during which each stock option may be exercised will be determined by the stock option committee; provided, however, that incentive stock options generally may not be exercised more than ten years from the date of grant (five years for grants to an optionee owning more than 10% of our total combined voting power); and

•
at the time of exercise of a stock option the option price must be paid in full in cash or in shares of our common stock or in a combination of cash and shares of our common stock or by such other means as the stock option committee may determine.

All grants made under the plan will be evidenced by a letter to the optionee, together with the terms and conditions applicable to the grants, as determined by the stock option committee consistent with the terms of the plan.  These terms and conditions will include, among other things, a provision describing the treatment of grants in the event of certain triggering events, such as a sale of a majority of the outstanding shares of our common stock, a merger or consolidation in which we are not the surviving company, and termination of an optionee's employment, including terms relating to the vesting, time for exercise, forfeiture or cancellation of a grant under such circumstances.

Under the plan, stock options may not be granted after August 5, 2013.

Tax Matters.  The following is a brief summary of the material federal income tax consequences of benefits under the plan under present law and regulations:

(a)
Incentive Stock Options.  The grant of an incentive stock option will not result in any immediate tax consequences to us or to the optionee.  An optionee will not realize taxable income, and we will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of our common stock acquired over the option exercise price will be includable in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax.  If the optionee does not dispose of the shares of our common stock acquired within one year after their receipt, and within two years after the option was granted, gain or loss realized on the subsequent disposition of the shares of our common stock will be treated as long-term capital gain or loss.  Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income.  In the event of an earlier disposition, the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of our common stock on the date of exercise over the option exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized.  Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount as the optionee realizes such ordinary income.

(b)
Non-qualified Stock Options.  In general, the grant of a non-qualified stock option will not result in any immediate tax consequences to us or the optionee.  Upon the exercise of a non-qualified stock option, generally the optionee will realize ordinary income and we will be entitled to a deduction, in each case, in an amount equal to the excess of the fair market value of the shares of our common stock acquired at the time of exercise over the option exercise price.

Amendment, Suspension or Termination of Stock Option Plan.  Our Board of Directors may at any time amend, suspend or discontinue the plan and the stock option committee may at any time alter or amend awards and award agreements made thereunder to the extent permitted by law, provided that no such alteration or amendment will be effective without the approval of our shareholders to the extent that such approval is necessary to comply with any tax or regulatory requirement applicable to the plan and no such alteration and amendment will impair the rights of any recipient of grants without such recipient's consent.  In the event of any change in or affecting the outstanding shares of our common stock by reason of a stock dividend, stock split, combination of shares or other similar event, our Board of Directors will make such amendments to the plan and outstanding grants and award agreements, and make such adjustments and take such actions as it deems appropriate and equitable.  In the event of any proposed change in control (as defined by the plan), the stock option committee will take such action as it deems appropriate and equitable to effectuate the purposes of the plan and to protect the optionees, including, but not limited to, accelerating or changing the exercise dates of stock options, payment of appropriate consideration for the cancellation and surrender of stock options or if equity securities of any other corporation will be exchanged for outstanding shares of our common stock, providing for stock options to become options with respect to such other equity securities.  For purposes of the plan, a change in control means the sale, exchange or disposition of substantially all of our assets or any merger, share exchange, consolidation or other reorganization or business combination in which we are not the surviving corporation or in which our shareholders become entitled to receive cash, securities of our company other than voting common stock or securities of another issuer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Securities and Exchange Act (the “Exchange Act”) requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed by such reporting persons.

We believe that during fiscal year 2009, our executive officers and directors and more than 10% beneficial owners timely filed all forms required to be filed under Section 16(a) of the Exchange Act other than a delinquent report on Form 4 filed by Mr. McIntosh on August 5, 2009 reporting the acquisition of 5,600 shares by his children.

Code of Ethics

We have adopted a code of conduct and ethics (the “Code”) that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, in accordance with applicable federal securities laws and as required by NYSE Amex.  The Code is available on our corporate website at www.rexahn.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 6, 2003, we entered into a research collaboration agreement with Rexgene Biotech Co., Ltd. ("Rexgene"), the holder of approximately 7.25% of our outstanding common stock.  Under the terms of the agreement, we agreed to collaborate with Rexgene to develop and implement a research and development plan (including conducting clinical and animal trials in various countries and exchanging data derived from such trials) in order to register Archexin, one of our drug candidates, for sale and use in Asian countries.  In exchange for Rexgene's initial contribution of $1,500,000, we licensed the technology relating to Archexin to Rexgene.  Rexgene agreed to conduct clinical trials in Asian countries at its own expense, and we agreed to conduct clinical and animal trials in the United States and in non-Asian countries at our own expense.  We agreed to share data, improvements, developments, discoveries and inventions resulting from the agreement.  Rexgene received an exclusive license from us to exploit any results from the research development in Asian countries, and we received an exclusive license to exploit any results from the research and development in non-Asian countries. Rexgene agreed to pay us 3% of the profits derived from the sale of Archexin in Asian countries.  The agreement, if not earlier terminated by either party, will terminate on the expiration of the patents resulting from the agreement, or if no such patents are granted, February 6, 2023.

On September 3, 2003, we entered into a joint research and development agreement with Chong Kun Dang Pharmaceutical Corp. ("CKD"), the holder of approximately 3.99% of our outstanding common stock.  Under the terms of the agreement, we agreed to cooperate in the research and development of a variety of new pharmaceutical compounds for human use in their own capacities.  Each party under the agreement has performed and will continue to perform research, development and other obligations under the agreement at its own expense, and both parties will equally share ownership of all information, data, discoveries and all other results, either patentable or non-patentable, made or developed in connection with or arising out of the agreement.  All profits derived from or in connection with the agreement will be allocated to both parties in proportion to relative contributions based on certain ratios, which vary depending upon a particular research and development phase during which the profits are earned.  The agreement, if not earlier terminated by either party, will last until the expiration of any intellectual property rights pertaining to information, data, discoveries and all other results made or developed in connection with or arising out of the agreement.

On December 1, 2009, we entered into a consulting letter with our director, Y. Michele Kang, continuing our prior consulting agreement of August 12, 2008 with Ms. Kang whereby Ms. Kang agreed to provide up to eight hours per work week of consulting services to us until December 31, 2010.  As consideration for her services to us under the prior consulting agreement, we issued to Ms. Kang an option to purchase 150,000 shares of our common stock at a price of $1.47 (which was the market value of such common stock as of the option grant date).  Such option vested as to 30% of the subject shares on the first anniversary of the grant date.  An additional 30% of the subject shares will vest on the second anniversary of the grant date; and the final 40% of the subject shares  will vest on the third anniversary of the grant date.  Such vesting will occur regardless of when the consulting agreement terminates.  Under the letter agreement continuing the consulting arrangement Ms. Kang received no additional consideration.  As of December 31, 2009, the value of the option was $23,522.08 using the Black-Scholes option valuation method.

Our Audit Committee charter requires that our Audit Committee review and approve all proposed transactions between the Company and any director, officer or other employee of the Company, and any holder of five percent or more of the Company's voting capital stock, in order to ensure that any such transaction is on an arm's length basis and in accordance with all applicable laws and regulations and the requirements of any exchange on which the Company's securities may be listed from time to time.

See also “Election of Directors” for information related to corporate governance and director independence.

GENERAL

Management of the Company does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling, and mailing the proxy, Proxy Statement and other material that may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies by telephone without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

Our Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2009, was mailed or made available to shareholders with this Proxy Statement.

SHAREHOLDER PROPOSALS

Shareholder Proposals Pursuant to Rule 14a-8

Shareholders interested in submitting a proposal for inclusion in the proxy statement for the 2011 Annual Meeting may do so by submitting the proposal in writing to the Company’s executive offices, 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850, Attention: Corporate Secretary.  Pursuant to Rule 14a-8 under the Exchange Act, to be eligible for inclusion in our proxy statement, shareholder proposals must be received no later than December 31, 2010.  The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Shareholder Proposals Other Than Pursuant to Rule 14a-8

Our amended and restated bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and shareholder proposals to be brought before an annual meeting.  Shareholder proposals and nominations may be not be brought before the 2011 Annual Meeting unless, among other things, the shareholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in our amended and restated bylaws, and the shareholder’s submission is received by us no earlier than the close of business on February 14, 2011, and no later than March 16, 2011.  Proposals or nominations not meeting these requirements will not be entertained at the 2011 Annual Meeting.  Shareholders recommending candidates for consideration by the Nominating and Corporate Governance Committee must provide the candidate’s name, biographical data and qualifications.  Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.  These requirements are separate from, and in addition to, the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the proxy statement.  A copy of the full text of these bylaw provisions may be obtained from our website at www.rexahn.com.

EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company.  The Company will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2009 was mailed along with this Proxy Statement.

SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 26, 2010.  SHAREHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

AVAILABILITY OF FORM 10-K

We are making available on the Internet or providing, upon request, without charge, to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K, including our financial statements but excluding the exhibits to Form 10-K. The Annual Report includes a list of the exhibits that were filed with the Form 10-K, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact our Secretary, Tae Heum Jeong at or write us at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850.  You may also send an email to us at ir@rexahn.com.  Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on the SEC’s Internet site (http://www.sec.gov).

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, a householding notice will be sent to shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each shareholder who participates in householding will continue to receive a separate proxy card.

If any shareholders in your household wish to request a separate copy of the Annual Report or Proxy Statement, or wish to begin receiving separate Annual Reports and separate Proxy Statements, they may call our Secretary, Tae Heum Jeong, at 240-268-5300 or write us at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850.  They may also send an email to us at ir@rexahn.com.  Other shareholders who have multiple accounts in their names or who share an address with other shareholders can authorize us to discontinue mailings of multiple annual reports and Proxy Statements by calling or writing to the our Secretary at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850 or by emailing us at ir@rexahn.com.

April 26, 2010

PROXY
REXAHN PHARMACEUTICALS, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SHAREHOLDER NAME:_________________________________
NO. SHARES AS OF APRIL 26, 2010:________________________

The undersigned hereby appoints Chang H. Ahn and Tae Heum Jeong, and each of them, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided below, all the shares of Rexahn Pharmaceuticals, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held on June 14, 2010, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2

Please mark your votes as indicated in this example   |X|

	For	Against	Abstain
Proposal 1
Election of Chang H. Ahn	☐	☐	☐
Election of Charles Beever	☐	☐	☐
Election of Kwang Soo Cheong	☐	☐	☐
Election of David McIntosh	☐	☐	☐
Election of Tae Heum Jeong	☐	☐	☐
Proposal 2 Ratification of the Appointment of ParenteBeard LLC as the Independent Registered Public Accounting Firm	☐	☐	☐

I/We plan to attend the meeting.  Yes ☐  No ☐

☐

Signature	Signature if held jointly

Date:	, 2010

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the proxy card. Please sign, date and return the proxy card promptly using the enclosed envelope.

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote by Internet, please do not mail your proxy card.

To view the Annual Report and Proxy materials online go to:
www.rexahn.com